NATIONAL BANKSHARES, INC. Q3 2026 Investor Presentation Results for the three and nine months ended September 30, 2026 NASDAQ: NKSH

Forward-Looking Statements National Bankshares, Inc. (the “Company” or “we”) makes forward-looking statements in this presentation that are subject to significant risks and uncertainties. These forward-looking statements include statements regarding our profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals, and are based upon our management’s views and assumptions as of the date of this presentation. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, inflation and changes in interest rates that may reduce our margins or reduce the value of financial instruments, the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged, the adequacy of the level of the Company’s allowance for credit losses, the amount of credit loss provisions required in future periods, and the failure of assumptions underlying the allowance for credit losses, general and local economic conditions, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the OCC, the Federal Reserve, the CFPB and the FDIC, and the impact of any policies or programs implemented pursuant to financial reform legislation, unanticipated increases in the level of unemployment in the Company’s market, the quality or composition of the loan and/or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market, the real estate market in the Company’s market, laws, regulations and policies impacting financial institutions, technological risks and developments, and cyber-threats, attacks or events, the Company’s technology initiatives, geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events, the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment, performance by the Company’s counterparties or vendors, applicable accounting principles, policies and guidelines, and risks associated with mergers, acquisitions, and other expansion activities. These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on those statements, which speak only as of the date of this presentation.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP financial measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A Virginia community bank holding company with durable scale As of September 30, 2026 TOTAL ASSETS $1.78B TOTAL DEPOSITS $1.58B GROSS LOANS $1.02B OFFICES 28 + 1 28 full-service branches + 1 LPO TOTAL MARKET CAPITALIZATION $266.99M Branch network across Southwestern, Western and Central Virginia Founded 1891 • Headquartered in Blacksburg • Nasdaq: NKSH PRICE TO EARNINGS 12.87

Highlights: Third quarter and year-to-date Q3 and YTD 2026 QUARTER-TO-DATE NET INCOME $5.49M vs. $4.42M in Q3 2025 DILUTED EPS $0.86 vs. $0.69 in Q3 2025 NET INTEREST INCOME $13.85M vs. $11.67M in Q3 2025 NET INTEREST MARGIN 3.21% vs. 2.72% in Q3 2025 EFFICIENCY RATIO 55.90% vs. 58.75% in Q3 2025 YEAR-TO-DATE Earnings benefited from lower deposit costs and improved loan and securities yields versus the prior-year periods. Net income $15.50M +55.84% YoY vs. 2025: $9.95M Diluted EPS $2.43 +87.07% YoY vs. 2025: $1.56 Net interest income $39.52M +20.07% YoY vs. 2025: $32.92M Net interest margin 3.07% +51 bps YoY vs. 2025: 2.56% Efficiency ratio 58.04% 468 bps better YoY vs. 2025: 62.72%

Building Momentum in Quarterly Earnings September 30, 2024 through September 30, 2026 NET INCOME ($ MILLIONS) $0M $2M $4M $6M $2.68 Q3 2024 $3.08 Q4 2024 $3.24 Q1 2025 $2.29 Q2 2025 $4.42 Q3 2025 $5.88 Q4 2025 $4.98 Q1 2026 $5.03 Q2 2026 $5.49 Q3 2026 Quarterly net income increased from a $2.68 million Q3 2024 to $5.49 million in Q3 2026.

Net interest margin expansion continues Q3 2024 through Q3 2026 YIELD TREND: QTD 09/30/24 12/31/24 03/31/25 06/30/25 09/30/25 12/31/25 03/31/26 06/30/26 09/30/26 Yield on interest-earning assets Cost of interest-bearing liabilities 4.68% 1.97% 4.29% 2.74% NET INTEREST MARGIN: QTD 0.0% 1.0% 2.0% 3.0% 2.19% Q3 2024 2.33% Q4 2024 2.40% Q1 2025 2.56% Q2 2025 2.72% Q3 2025 2.93% Q4 2025 2.98% Q1 2026 3.00% Q2 2026 3.21% Q3 2026

Balance-sheet actions in 2Q26 positioned earnings for expansion Q2 2026 SECURITIES REPOSITIONING $127.33M mortgage-backed securities purchased 5.26% weighted average yield on purchases vs. 1.80% weighted average yield on securities sold Incremental interest income is expected to offset the realized loss in approximately 1.8 years from the date of the transaction +$4.25M expected annual interest income +12 bps projected 2026 NIM +24 bps projected 2027 NIM RESULTS IN ACTION +54 bps Taxable securities yield increased 54 basis points from 2Q26 to 3Q26, leading quarter-over-quarter NIM improvement of 21 bps Projected benefits are based on current balance sheet composition, expected cash flows, and interest rate assumptions as of June 30, 2026. Actual results may differ.

Returning to a more efficient operating profile 2022 through YTD 2026 EFFICIENCY RATIO 0% 20% 40% 60% 47.83% 2022 61.18% 2023 69.09% 2024 60.84% 2025 58.04% YTD 2026 Efficiency ratio shown reflects management’s non-GAAP adjustments for nonrecurring expense, including core conversion expense in 2025, and other expense deemed non-recurring in other periods. See reconciliation in Appendix.

Dominant market share in our core markets FDIC Summary of Deposits, June 30, 2026 90.9% National Bank ranks in the top 5 depository institutions for 90.9% of its deposit base. #1 in 3 counties Giles, Pulaski and Tazewell COUNTY DEPOSIT SHARE AND RANK County Rank Share NKSH deposits Giles County #1 64.5% $186.2M Pulaski County #1 34.1% $196.7M Montgomery County #2 22.7% $698.5M Tazewell County #1 19.8% $256.5M Wythe County #5 12.5% $110.0M City of Radford #4 14.4% $54.3M

As of September 30, 2026 or the Date Indicated CURRENT CREDIT QUALITY METRICS Nonaccrual and loans 90+ days past due / total loans 0.05% NKSH Accruing 90+ days past due / total loans 0.01% NKSH Net charge-offs/ average total loans 0.05% NKSH ACLL / total loans 0.99% NKSH NONACCRUAL AND LOANS 90+ DAYS PAST DUE / TOTAL LOANS 0.00% 0.25% 0.50% 0.75% 1.00% 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 NKSH Peer NKSH nonperforming loans improved from 0.23% at September 30, 2024 to 0.06% at June 30, 2026, while peers increased from 0.61% to 0.83%. Peer data for September 30, 2026 was not yet available at the time of this release. Responsible lending drives pristine credit quality 0.23% 0.61% 0.64% 0.68% 0.68% 0.72% 0.74% 0.80% 0.83% 0.28% 0.23% 0.21% 0.23% 0.11% 0.06% 0.06% Peer data was sourced from UBPR group 4 reports and Call Report data 9/30/26 0.05% 0.85%

Capital strength and shareholder value As of September 30, 2026 or the Date Indicated THE NATIONAL BANK OF BLACKSBURG REGULATORY CAPITAL RATIOS COMMON EQUITY TIER 1 16.59% TIER 1 CAPITAL 16.59% TOTAL CAPITAL 17.44% LEVERAGE 11.03% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2023 special dividend year $0.43 in 2000 → $1.51 in 2025 $0.73 on June 1, 2025 → $0.75 on June 1, 2026 2023 includes a $1.00 special dividend. Growing Shareholder Dividends

Reconciliation of Non-GAAP Disclosures Supplemental financial measure reconciliations NATIONAL BANKSHARES, INC. | NASDAQ: NKSH

Non-GAAP Reconciliations: Net Interest Margin, FTE Three Months Ended September 30, 2026 and 2025 THREE MONTHS ENDED SEPTEMBER 30, 2026 ($ in thousands) Interest income (GAAP) $20,287 Add: FTE adjustment 247 Interest income, FTE (non-GAAP) $20,534 Interest expense (GAAP) 6,440 Net interest income, FTE (non-GAAP) $14,094 Average balance of interest-earning assets $1,740,565 Net interest margin 3.21% THREE MONTHS ENDED SEPTEMBER 30, 2025 ($ in thousands) Interest income (GAAP) $19,010 Add: FTE adjustment 213 Interest income, FTE (non-GAAP) $19,223 Interest expense (GAAP) 7,336 Net interest income, FTE (non-GAAP) $11,887 Average balance of interest-earning assets $1,731,992 Net interest margin 2.72%

Non-GAAP Reconciliations: Efficiency Ratio Three Months Ended September 30, 2026 and 2025 THREE MONTHS ENDED SEPTEMBER 30, 2025 ($ in thousands) THREE MONTHS ENDED SEPTEMBER 30, 2026 ($ in thousands) Noninterest expense (GAAP) $9,318 Noninterest income (GAAP) $2,574 $2,574 Net interest income, FTE (non-GAAP) $14,094 Total income for efficiency ratio (non-GAAP) $16,668 Efficiency ratio 55.90% Noninterest expense (GAAP) $8,524 Less: core system conversion expense $(50) Adjusted noninterest expense (non-GAAP) $8,474 Noninterest income (GAAP) $2,537 Net interest income, FTE (non-GAAP) $11,887 Total income for efficiency ratio (non-GAAP) $14,424 Efficiency ratio 58.75%

Non-GAAP Reconciliations: Net Interest Margin, FTE Nine Months Ended September 30, 2026 and 2025 NINE MONTHS ENDED SEPTEMBER 30, 2026 ($ in thousands) Interest income (GAAP) $58,682 Add: FTE adjustment 753 Interest income, FTE (non-GAAP) $59,435 Interest expense (GAAP) $19,162 Net interest income, FTE (non-GAAP) $40,273 Average balance of interest-earning assets $1,751,943 Net interest margin (non-GAAP) 3.07% NINE MONTHS ENDED SEPTEMBER 30, 2025 ($ in thousands) Interest income (GAAP) $55,744 Add: FTE adjustment 633 Interest income, FTE (non-GAAP) $56,377 Interest expense (GAAP) $22,829 Net interest income, FTE (non-GAAP) $33,548 Average balance of interest-earning assets $1,752,234 Net interest margin (non-GAAP) 2.56%

Non-GAAP Reconciliations: Efficiency Ratio Nine Months Ended September 30, 2026 and 2025 NINE MONTHS ENDED SEPTEMBER 30, 2025 ($ in thousands) Noninterest expense (GAAP) $27,739 Less: core system conversion expense $(2,073) Adjusted noninterest expense (non-GAAP) $25,666 Noninterest income (GAAP) $7,376 Net interest income, FTE (non-GAAP) $33,548 Total income for efficiency ratio (non-GAAP) $40,924 Efficiency ratio (non-GAAP) 62.72% NINE MONTHS ENDED SEPTEMBER 30, 2026 ($ in thousands) Noninterest expense (GAAP) $27,948 Noninterest income (GAAP) $7,899 Less: gain on sale of equity investment (6,566) Less: loss on sale of securities, net $6,549 Adjusted noninterest income (non-GAAP) $7,882 Net interest income, FTE (non-GAAP) $40,273 Total income for efficiency ratio (non-GAAP) $48,155 Efficiency ratio (non-GAAP) 58.04%